                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                    AMENDMENT NO. 4 TO DEBTOR-IN-POSSESSION
                               CREDIT AGREEMENT


     AMENDMENT NO. 4, dated as of August 30, 2000 (the "Amendment"), to the Debtor-In-Possession Credit Agreement dated as of March 17, 2000 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement") among CROWN PAPER CO., a Virginia corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the lenders party thereto (the "Lenders"), the LC Issuing Banks party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York Trust Company ("Morgan"), as Administrative Agent, and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Syndication Agent (in such capacity, and together with Morgan in its capacity as Administrative Agent, the "Agents").

                                  WITNESSETH:

     WHEREAS, the parties to the Credit Agreement desire to make certain amendments thereto as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended hereby.

     Section 2. Amendment to Section 2.06 of the Credit Agreement. Section 2.06(a)(i) of the Credit Agreement is hereby amended by replacing the phrase "$7.5 million" therein with the phrase "$10 million".

     Section 3. Effectiveness. This Amendment shall become effective if and only if the Administrative Agent shall have received duly executed counterparts hereof signed by each of the Borrower and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
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     Section 5.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    CROWN PAPER CO.


                                    By:



                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                                    By:



                                    THE CHASE MANHATTAN BANK


                                    By:

                                       2
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                                    GOLDMAN SACHS CREDIT
                                    PARTNERS L.P.


                                    By:



                                    PRESIDENT & FELLOWS OF HARVARD
                                    COLLEGE


                                    By: Regiment Capital Management, LLC,
                                      as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC,
                                      its Manager and pursuant to delegated
                                      authority


                                    By:



                                    REGIMENT CAPITAL, LTD


                                    By: Regiment Capital Management, LLC,
                                      as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC,
                                      its Manager and pursuant to delegated
                                      authority


                                    By:

                                       3
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                                    NATEXIS BANQUE BFCE


                                    By:



                                    By:



                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST


                                    By: Van Kampen Investment Advisory Corp.


                                    By:



                                    PILGRIM PRIME RATE TRUST


                                    By: Pilgrim Investment Inc.,
                                        as its Investment Manager


                                    By:



                                    BANK OF AMERICA, N.A.


                                    By:



                                    BANKERS TRUST COMPANY


                                    By:

                                       4
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                                    BEAR STEARNS INVESTMENT
                                    PRODUCTS, INC.


                                    By:

                                       5